                                                                      EXHIBIT 21

                                                                                   OWNERSHIP
COMPANY NAME                                           JURISDICTION OF CREATION    PERCENTAGE
------------                                           ------------------------    ----------
------------------------------------------------------ ---------------------------- ---------
Arrebnac Pty. Ltd.                                     Australia                    100%
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College Mercantile Pty. Ltd.                           Australia                    100%
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Consorzio Manifatturieri srl                           Italy                        100%
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Corinthian Leasing Corporation                         Delaware                     100%
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D&B Acquisition Corp.                                  Delaware                     100%
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D&B Data & Services s.r.l.                             Italy                        100%
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D&B Espana S.A.                                        Spain                        100%
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D&B Europe Limited                                     England                      100%
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D & B Group Ltd.                                       Delaware                     100%
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D&B Holdings UK Limited                                England                      100%
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D&B Information Services (M) Sdn. Bhd.                 Malaysia                     100%
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D&B International Consultant (Shanghai) Co. Ltd.       Peoples Republic of China    100%
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D&B Nordic Holding B.V.                                Netherlands                  100%
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D&B Schimmelpfeng-Unterstutzungskasse GmbH             Germany                      100%
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Dataquest Europe                                       England                      100%
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Dun & Bradstreet (Australia) Group Pty. Ltd.           Australia                    100%
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Dun & Bradstreet (Australia) Holdings Pty.             Australia                    100%
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Dun & Bradstreet (Australia) Pty. Limited              Australia                    100%
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Dun & Bradstreet (C&EE) Holding B.V.                   Netherlands                  100%
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Dun & Bradstreet (France) B.V.                         Netherlands                  100%
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Dun & Bradstreet (HK) Limited                          Hong Kong                    100%
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Dun & Bradstreet (Israel) Ltd.                         Israel                       100%
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Dun & Bradstreet (New Zealand) Limited                 New Zealand                  100%
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Dun & Bradstreet (Nominees) Pty. Ltd.                  Australia                    100%
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Dun & Bradstreet (SCS) B.V.                            Netherlands                  100%
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Dun & Bradstreet (Singapore) Pte. Ltd.                 Singapore                    100%
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Dun & Bradstreet (Switzerland) AG                      Switzerland/Delaware         100%
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Dun & Bradstreet (U.K.) Pension Plan Trustee Company   England                      100%
Ltd.
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Dun & Bradstreet B.V.                                  Netherlands                  100%
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Dun & Bradstreet Canada B.V.                           Netherlands                  100%
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Dun & Bradstreet Canada Holding, Ltd.                  Canada                       100%
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Dun & Bradstreet Computer Leasing, Inc.                Delaware                     100%
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Dun & Bradstreet Credit Control, Ltd.                  Delaware                     100%
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Dun & Bradstreet Danmark Holding A/S                   Denmark                      100%
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Dun & Bradstreet de Mexico, S.A. de C.V.               Mexico                       100%
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Dun & Bradstreet Denmark A/S                           Denmark                      100%
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Dun & Bradstreet Deutschland GmbH                      Germany/Delaware             100%
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Dun & Bradstreet Do Brasil, Ltda.                      Brazil/Delaware              100%
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Dun & Bradstreet Ekonomiforlaget AB                    Sweden                       100%
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Dun & Bradstreet European Outsourcing Center B.V.      Netherlands                  100%
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Dun & Bradstreet Finance Ltd.                          England                      100%
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Dun & Bradstreet Finland OY                            Finland                      100%
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Dun & Bradstreet France S.C.S.                         France                       100%
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Dun & Bradstreet Holding Norway A/S                    Norway                       100%
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Dun & Bradstreet Holdings B.V.                         Netherlands                  100%
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Dun & Bradstreet Hungaria Informacio Szolgaltato       Hungary                      100%
Korlatolt Felelosegu Tarasag
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Dun & Bradstreet Information Services Ges.mbH          Austria                      100%
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Dun & Bradstreet Information Services India Pvt. Ltd.  India                        100%
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Dun & Bradstreet International, Ltd.                   Delaware                     100%
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Dun & Bradstreet Japan Ltd.                            Japan                        100%
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

                                                                                   OWNERSHIP
COMPANY NAME                                           JURISDICTION OF CREATION    PERCENTAGE
------------                                           ------------------------    ----------
------------------------------------------------------ ---------------------------- --------------------
Dun & Bradstreet Limited                               Ireland                      100%
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Dun & Bradstreet Limited                               England                      100%
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Dun & Bradstreet Management S.A.S.                     France                       100%
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Dun & Bradstreet Marketing Pty. Ltd.                   Australia                    100%
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Dun & Bradstreet Marketing Services N.V. - S.A.        Belgium                      100%
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Dun & Bradstreet Nordic AB                             Sweden                       100%
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Dun & Bradstreet Norge A/S                             Norway                       100%
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Dun & Bradstreet Outsourcing Services N.V.             Belgium                      100%
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Dun & Bradstreet Poland sp. z o.o.                     Poland                       100%
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Dun & Bradstreet Portugal, Ltda.                       Portugal                     100%
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Dun & Bradstreet Property Investments Ltd.             England                      100%
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Dun & Bradstreet Pty. Ltd.                             Australia                    100%
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Dun & Bradstreet RMS Franchise Corporation             Delaware                     100%
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Dun & Bradstreet S.A.                                  Argentina                    100%
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Dun & Bradstreet S.p.A.                                Italy                        100%
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Dun & Bradstreet spol s. r. o.                         Czech Republic               100%
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Dun & Bradstreet Sverige AB                            Sweden                       100%
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Dun & Bradstreet Telecenter B.V.                       Netherlands                  100%
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Dun & Bradstreet Teleupdate Center GmbH                Germany                      100%
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Dun & Bradstreet Unit Trust                            Australia                    100%
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Dun & Bradstreet Ventures, Inc.                        Delaware                     100%
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Dun & Bradstreet, Inc.                                 Delaware                     100%
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Duns Holding, Inc.                                     Delaware                     100%
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Duns Investing VII Corporation                         Delaware                     100%
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DunsNet, Inc.                                          Delaware                     100%
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E-Data Ventures Ltd.                                   England                      100%
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eccelerate.com, Inc.                                   Delaware                     100%
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Enshrine CA Pty. Ltd.                                  Australia                      50%
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Fillupar Leasing Partnership                           Delaware                       98%
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Infotrade N.V.-S.A.                                    Belgium                      100%
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N.V. Dun & Bradstreet-Eurinform S.A.                   Belgium/Delaware             100%
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Orefro L'Informazione S.p.A.                           Italy                        100%
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S&W S.A.S.                                             France                       100%
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Schimmelpfeng Inkasso GmbH                             Germany                      100%
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Socogestion S.A.S.                                     France                       100%
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The D&B Companies of Canada Ltd.                       Canada                       100%
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Trans Union Espana Credit Bureau, S.L.                 Spain                        50%
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Vlaamse Bedrijfsdatabank N.V.-S.A.                     Belgium                      100%
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



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